EXHIBIT 10.20

2005 Incentive Pool Plan

o    Incentive dollars allocated to employees based on Company Title

o Should Company goals be met, discretionary incentive bonuses will be allocated to employee groups using guidelines as follows:

                                                 Company Net Income vs. Budget
                                              ----------------------------------
                                                <80%          100%         125%
TITLE                                         Minimum       Target       Target
-----                                         -------       ------       ------
CEO                                                0%          40%         60%
EVP/Pres                                           0%          35%         50%
SVP                                                0%          30%         40%
VP                                                 0%          25%         30%
AVP                                                0%          15%         20%
Other Officers                                     0%           0%          0%
Other Employees                                    0%           0%          0%
ACCRUAL
Consolidated Net Income (000's)                5,730        7,163       8,954
Est. Incentive Pool (000's)                      300        1,200       1,768

o For the calendar year 2005 we will accrue $300,000 for incentives regardless of net income.

o The incentive pool accrual: (Base Allocation dollars are for payment of incentives earned throughout the year. All distributions are considered discretionary and are not guaranteed.)

------------------------------------ ------------------- ---------------------
 After-tax Consolidated Net Income     % Of After-Tax       Amount In Pool
                                           Income              (000's)
------------------------------------ ------------------- ---------------------

            0 to 5,000M               Base Allocation            300

------------------------------------ ------------------- ---------------------

          5000 to 7,300M                    40%                 1,220

------------------------------------ ------------------- ---------------------

             > 7,300M                       30%             1,716 (at Net
                                                          Income of 8,954M)

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